UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-12

WESMARK FUNDS

(Exact name of Registrant as Specified in Charter)

One Bank Plaza
Wheeling, West Virginia 26003
(Address of Principal Executive Offices)

(304) 234-9419
(Registrant’s Telephone Number)

Todd P. Zerega, Secretary
Perkins Coie LLP
700 13th Street
Washington, DC 20005
(Name and Address of Agent for Service)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

WESMARK FUNDS

One Bank Plaza

Wheeling, West Virginia 26003

November 19, 2020

Dear Shareholder:

A special meeting (the “Special Meeting”) of the shareholders of the WesMark Funds (the “Trust”), will be held on January 4, 2021 at 11:30 A.M. Eastern Time to vote on the proposal described in the enclosed proxy statement.

As discussed in more detail in the enclosed proxy statement, you are being asked to vote on the election of two nominees to the board of trustees of the Trust (the “Board” or “Board of Trustees”) to serve until their successors are duly elected and qualify. Please vote by proxy in one of the ways described below.

Your vote is extremely important. You can vote quickly and easily in any one of these ways:

•	Via the internet, through the website listed on your voting form;
•	Via telephone, using the toll-free number listed on the voting form; or
•	Via mail, using by returning the proxy card included in with the proxy statement.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please call us at 1-800-864-1013.

The Board recommends that you vote FOR the proposal.

Thank you for your attention to this matter and for participating in this important process.

Sincerely,

/s/ Scott Love
Scott Love, Chief Executive Officer and President

Notice of Special Meeting of Shareholders

to be held on January 4, 2021

WesMark Funds (the “Trust”) will hold a special meeting of shareholders on January 4, 2021 at 11:30 A.M., Eastern Time, at Wheeling Artisan Center, 3rd Floor, Wheeling, WV 26003 as may be adjourned from time to time (the “Meeting”).

Shareholders will be asked to vote on the following matter:

1.	To elect two Trustees for the Trust.

Any shareholder who owned shares of the Trust at the close of business on November 2, 2020 (the “Record Date”) will receive notice of the Meeting and be entitled to vote at the Meeting or any adjournment or postponement of the Meeting. Please read the full text of the enclosed Proxy Statement for a complete understanding of the Proposal.

The Trust intends to hold the meeting in person. However, the Trust is actively monitoring the coronavirus or COVID-19, and is planning for the possibility that the Meeting may be held solely by means of remote communication rather than in person. If this step is taken, the Trust will announce the decision to do so in advance on www.wesmarkfunds.com, together with details on how to participate. In light of COVID-19, you are strongly encouraged to vote your shares by marking, signing, dating and mailing the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet rather than attending the Meeting in person.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

PLEASE HELP THE TRUST AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING TODAY.

Dated: November 19, 2020

By Order of the Board of Trustees

Todd P. Zerega, Secretary

WESMARK FUNDS

One Bank Plaza

Wheeling, West Virginia 26003

SPECIAL MEETING OF SHAREHOLDERS

November 19, 2020

PROXY STATEMENT

Introduction

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of trustees (the “Board” or the “Board of Trustees”) of the WesMark Funds (the “Trust” and each series thereof, a “Fund”), to be used at a special meeting of shareholders (the “Meeting”) to be held at Wheeling Artisan Center, 3rd Floor, Wheeling, WV 26003 on January 4, 2021, at 11:30 A.M. Eastern Time.

The Trust intends to hold the meeting in person. However, the Trust is actively monitoring the coronavirus or COVID-19, and is planning for the possibility that the Meeting may be held solely by means of remote communication rather than in person. If this step is taken, the Trust will announce the decision to do so in advance on www.wesmarkfunds.com, together with details on how to participate. In light of COVID-19, you are strongly encouraged to vote your shares by marking, signing, dating and mailing the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet rather than attending the Meeting in person.

The shareholders of the Trust will vote at the Special Meeting on the proposal described below. In order for the Special Meeting to go forward, there must be a quorum. This means that at least one third of the total number of votes eligible to be cast by all shareholders of the Trust must be represented at the Meeting by proxy or by virtually attending the Meeting. The election of each nominee requires a plurality of the votes cast at the Special Meeting by the shareholders of the Trust.

Any shareholder who owned shares of any series of the Trust on November 2, 2020 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting. As of the Record Date, each Fund had the following number of outstanding shares and net assets:

Fund	Shares Outstanding	Net Assets
WesMark Small Company Growth Fund	7,168,210	101,076,767
WesMark Growth Fund	15,120,119	335,334,880
WesMark Balanced Fund	8,623,200	108,268,467
WesMark Government Bond Fund	22,624,789	227,890,797
WesMark West Virginia Municipal Bond Fund	10,878,067	117,152,115
WesMark Tactical Opportunity Fund	3,811,913	41,621,742

You should read the entire Proxy Statement before voting. Please call us at 1-800-864-1013 if you have any questions. The Trust expects to mail the Notice of Special Meeting of Shareholders, this Proxy Statement and proxy card to Fund shareholders on or about December 2, 2020.

You can vote your shares by completing and signing the enclosed proxy card and mailing the proxy card in the enclosed postage-paid envelope. You also may vote your shares via the Internet or by telephone by following the instructions on the enclosed proxy card and accompanying materials.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting. On the matters coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If you are the record owner of your Fund shares and your proxy is properly executed and returned and no choice is specified, the shares will be voted FOR the election of each nominee to the Board of Trustees. Shareholders who execute a proxy may revoke that proxy at any time before the proxy is voted by filing with their Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. If your shares are held by your financial intermediary, you must provide voting instructions to such financial intermediary in order to vote your shares.

The financial statements of each Fund for the fiscal year ended December 31, 2019, are included in the Fund’s annual report, which have been previously sent to shareholders. Upon request, each Fund’s most recent annual and subsequent semi-annual report can be obtained at no cost. To request a report, please call 1-800-864- 1013, write to WesMark Funds, 1290 Broadway, Suite 1000, Denver, Colorado 80203, or visit www.wesmarkfunds.com.

Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact their Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of each nominee to the Board of Trustees.

PROPOSAL 1. ELECTION OF TRUSTEES

Description of the Proposal

Each of the following individuals currently served, as of November 17, 2020, as a Trustee on the Board: Lawrence E. Bandi, Mark M. Gleason, Richard A. Hay, Robert E. Kirkbride and J. Christopher Gardill. Each of these Trustees, with the exception of J. Christopher Gardill, previously has been elected by the Trust’s shareholders. Mr. Gardill was appointed to the Board in 2015 to serve as an additional trustee of the Trust. Mr. Hay has tendered his resignation from the Board effective the close of business on November 17, 2020. The Nominating Committee of the Board met to consider a replacement for Mr. Hay and nominated Mr. Gary J. Madich to the Board. Accordingly, Mr. Madich and Mr. Gardill are proposed for election by shareholders at the Meeting. Hereafter, the current Board members, with the exception of Mr. Gardill, will be referred to as the “Trustees” and Mr. Gardill and Mr. Madich will be each be referred to as a “Nominee” and collectively referred to as the “Nominees.” If the Nominees are elected, they will serve indefinite terms as Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Trust that, unless a proxy card instructs them to withhold authority to vote for the Nominees or any individual Nominee, all validly executed proxies will be voted for the election of the Nominees.

The Trust is not required and does not intend to hold annual shareholder meetings for the purpose of electing Trustees. As a result, if elected, the Nominees will hold office until their successors are duly elected and qualified. If a Nominee should be unable to accept election, serve his term or resign, the Board may, in its discretion and subject to the Investment Company Act of 1940, as amended (the “1940 Act”), select another person to fill the vacant position. Each Nominee has consented to be named as such in this Proxy Statement and to serve as a Trustee if elected. If, for any reason, any Nominee should not be available for election or be able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Board may designate. The Trust has no reason to believe that it will be necessary to designate a substitute nominee.

Although the Trust does not intend to hold annual shareholder meetings, it may hold shareholder meetings from time to time on important matters. Shareholders owning more than 10% of the outstanding shares of the Trust or Fund also have the right to call a meeting pursuant to the terms of the Trust’s organizational documents. With the requisite vote, shareholders may remove a Trustee or take other action as described in the Trust’s organizational documents. If at any time, less than a majority of the Trustees holding office have been elected by the shareholders of the Trust, the Trustees then in office will promptly call a shareholders’ meeting, consistent with the requirements of the 1940 Act, including Rule 10e-1 thereof, for the purpose of electing Trustees to the Trust.

Listed below, for each Nominee and Trustee, are his name and age; position(s) and length of service with the Trust; principal occupation(s) during the past five years; and any other directorships held by the Trustee or Nominee. Mr. Kirkbride is an “interested person” as that term is defined in the 1940 Act because of Mr. Kirkbride’s security holdings in WesBanco Inc., the parent company to the Funds’ investment adviser. Mr. Gardill is an interested person due to his affiliation with Phillips, Gardill, Kaiser & Altmeyer, PLLC who serves as legal counsel to WesBanco Inc. and WesBanco Bank. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Gardill is also an independent consultant to the Trust Committee of WesBanco Bank, Inc. The remaining Trustees and Mr. Madich, are not “interested persons” under the 1940 Act and therefore will be referred to as “Independent Trustees.” Each of the Trustees and Nominees serve as a Trustee for the Trust, which is comprised of six individual fund portfolios.

INDEPENDENT TRUSTEES AND NOMINEE

Name, Age, Address, Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions, and Number of Portfolios in Complex Overseen
Lawrence E. Bandi Age: 66 WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003 TRUSTEE Began serving September 2004	Principal Occupations: Retired

Other Directorships: Welty Corporation, West Virginia Northern Community College Foundation, and St. Vincent’s de Paul Parish School.

Previous Positions: President, Central Catholic High School, Wheeling (Education); WV, President and Chief Executive Officer, Valley National Gases, Inc. (Gas Supplier); Chief Financial Officer & Vice President, West Virginia Northern Community College (Education); VP & CFO MPD Corporation (Hospitality), Director, Wheeling Convention and Visitors Bureau (Economic Development), Director, MPD Corporation (Property Management), Catholic Charities West Virginia, New City, Special Wish Foundation.

Number of Funds in Complex Overseen: 6
Mark M. Gleason Age: 69 WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003 TRUSTEE Began serving January 2011	Principal Occupation: Managing Director, Gleason & Associates (Certified Public Accounting and Consulting Firm).

Other Directorships: Trustee, Various Asbestos Trusts (Investment of Assets and Claim Payment).

Number of Funds in Complex Overseen: 6
Richard A. Hay
Age: 74
WesMark Funds
Attn: Secretary
One Bank Plaza
Wheeling, WV 26003

TRUSTEE
Began serving December 2008
Resigned as a Trustee effective the close of business November 17, 2020. At the time of his resignation Mr. Hay did not give a reason for his resignation. However, in the course of reviewing this proxy statement he indicated he resigned due to dissatisfaction with his interactions with the Adviser.	Principal Occupation: Retired Previous Occupation: Senior Vice President, UBS Financial Services (Financial Services). Number of Funds in Complex Overseen: 6
Gary J. Madich Age: 65 WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003 NOMINEE	Principal Occupation: Retired

Previous Occupation: Managing Director/CEO Global Fixed Income and previously Managing Director/Global CIO Fixed Income, JPMorgan Investment Management (Investment Management); Senior Managing Director/CIO Fixed Income, Banc One Investment Advisors (Investment Management); Senior Vice President and Senior Portfolio Manager Fixed Income, Federated Investors (Investment Management).

INTERESTED TRUSTEE AND NOMINEE

Name, Age, Address, Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions, and Number of Portfolios in Complex Overseen
Robert E. Kirkbride* Age: 81 WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003 CHAIRMAN AND TRUSTEE Began serving September 2004	Principal Occupations and Other Directorships: Paid Consultant to the Executive Loan Committee of WesBanco Bank, Inc.(Financial Services); Vice President and Director, Ohio Valley Land Company (Real Estate Development); Director, The Mountain Company (Holding Company); Director, The Laurel Management Group (Holding Company); President and Director, Thunder Corporation (Oil and Gas Production); Member and Manager, Marietta Ventures LLC (Real Estate Development and related consulting); Vice President and Director,
 Spartan Foundation (Private Foundation).
Number of Funds in Complex Overseen: 6
J. Christopher Gardill** Age: 44 WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003 NOMINEE Began serving August 2015	Principal Occupations: Member, Phillips, Gardill, Kaiser & Altmeyer, PLLC (private law firm).

Other Directorships: Board Member, Wheeling Vintage Raceboat Regatta (Private Organization).

Number of Funds in Complex Overseen: 6

Mr. Madich was first identified as a potential nominee by employees or officers of WesBanco Bank, Inc., who also may be officers of the Trust. His nomination for Trustee was recommended to the Nominating Committee by the Board, and he was selected and nominated by the Nominating Committee. Mr. Gardill was recommended as a nominee by members of the WesBanco organization.

*	Mr. Kirkbride is an interested person due to his security holdings in WesBanco, Inc. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Kirkbride previously served as a Director for WesBanco, Inc. and WesBanco Bank, Inc., and currently serves as a paid consultant to the Executive Loan Committee of WesBanco Bank, Inc.

**	Mr. Gardill is an interested person due to his affiliation with Phillips, Gardill, Kaiser & Altmeyer, PLLC who serves as legal counsel to WesBanco Inc. and WesBanco Bank. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Gardill is also an independent consultant to the Trust Committee of WesBanco Bank, Inc.

OFFICERS OF THE TRUST

Name, Age, Address, Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions
Scott Love Age: 43 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003 CHIEF EXECUTIVE OFFICER, PRESIDENT Began Serving: March 2020	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Senior Vice President, WesBanco Trust and Investment Services. Previous Positions: Vice President of the WesMark Funds.
Jennifer S. Roth Age: 45 WesMark Funds One Bank Plaza Wheeling, WV 26003 CHIEF COMPLIANCE OFFICER Began Serving: August 2019	Principal Occupations: Chief Compliance Officer of the WesMark Funds; Chief Compliance Officer and Senior Vice President of WesBanco Investment Department, Registered Principal WesBanco Securities, Inc.

Previous Positions: Chief Compliance Officer/Compliance Manager, Global Alternative Investment Services, Inc., 2015 to August 2019; Chief Compliance Officer, Clark Securities, Inc., 2011 to 2015
Steven Kellas Age: 53 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003 CHIEF FINANCIAL OFFICER, TREASURER Began Serving: January 2013	Principal Occupation: Co-Portfolio Manager, Treasurer and Chief Financial Officer of the WesMark Funds, Senior Vice President WesBanco Trust and Investment Services.
Todd P. Zerega Age: 46 700 13th Street, N.W. Washington, D.C. 20005 SECRETARY Began Serving: September 2004	Principal Occupations: Partner, Perkins Coie LLP. Previous Positions: Partner, Reed Smith LLP.
Karen Gilomen Age: 50 1290 Broadway, Suite1000 Denver, CO 80203 ASSISTANT SECRETARY Began Serving: November 2016	Principal Occupation: Vice President, Senior Counsel, S S&C ALPS.
Previous Positions: Vice President – General Counsel & Chief Compliance Officer, Monticello Associates, Inc., January 2010 – August 2016

Qualifications and Experience

The following is a brief discussion, for each Nominee, of the particular experience, qualifications, attributes or skills that led to the conclusion that the Nominee should serve as a Trustee. In reaching their conclusions, the Trustees considered various facts and circumstances and did not identify any factor as controlling, and individual Trustees may have considered additional factors or weighed the same factors differently. Qualifications considered by the Board to be important to the selection and retention of a Board member include the following: integrity, intelligence, collegiality, judgment, skill, business and other experience, diversity, qualification as an Independent Trustee (when nominating an Independent Trustee), financial, investment, or accounting knowledge and experience, dedication, commitment to devote the time and attention necessary to fulfill a Trustee’s duties, and an individual’s ability to work effectively with the other members of the Board.

Gary J. Madich. Mr. Madich has over 30 years of experience in the investment management industry, serving as an executive in various roles. Prior to his retirement, Mr. Madich most recently served as Managing Director and Vice Chairman of Investment and Asset Management at J.P.Morgan. During his 20 year tenure at J.P.Morgan, Mr. Madich also held the positions of Chief Executive Officer of the Global Fixed Income Group and Chief Investment Officer of the Columbus Global Fixed Income platform, where he was responsible for the oversight, business management, strategies, trading, and research of approximately $270 billion in fixed income taxable and tax-free investments. In addition, he served as chairman of the Fixed Income Policy Committee, the Diversified Strategies Committee, and the Asset Allocation Committee and was a member of J.P.Morgan Asset Management's America's Management team. Prior to that, Mr. Madich served as Chief Investment Officer and Managing Director for Banc One Investment Advisors in Columbus, Ohio and as Senior Vice President and Portfolio Manager at Federated Investors, Inc.

J. Christopher Gardill. Mr. Gardill has served as a member of the Board since August 2015. He is currently a member of Phillips, Gardill, Kaiser & Altmeyer, PLLC, legal counsel to WesBanco Inc. and WesBanco Bank, which has provided him with valuable experience with the Trust. Mr. Gardill’s law practice focuses on banking law, secured transactions and commercial law. He also has experience serving on the Board of Directors of several private and nonprofit organizations, including OVConnect, Inc., Wheeling Vintage Raceboat Regatta, Appalachian Outreach, Inc., a Glen Dale based outreach organization, and the King's Daughters Childcare Center, Inc., a daycare and pre-school organization in Wheeling.

The Nominating Committee Charter of the Board is set forth as Exhibit A hereto. Each Nominee’s individual experience is summarized in the table above and was considered as part of their nomination to the Board.

Trustee and Nominee Ownership of Fund Shares

The table below shows the aggregate dollar range of shares of the Funds beneficially owned by each Trustee and Nominee as of the Record Date.

Independent Trustees and Nominee	Small Company Growth Fund	Growth Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	WesMark Tactical Opportunity Fund	Aggregate Dollar Range of Securities in the Trust
Lawrence E. Bandi	None	$50,000-$100,000	None	None	None	None	$50,000-$100,000
Mark M. Gleason	None	Over $100,000	None	None	None	None	Over $100,000
Richard A. Hay	None	$50,000-$100,000	None	None	None	None	$50,000-$100,000
Gary J. Madich	None	None	None	None	None	None	None
Interested Trustee and Nominee
Robert E. Kirkbride	None	$10,000-$50,000	None	None	None	None	$10,000-$50,000
J. Christopher Gardill	$50,000-$100,000	Over $100,000	None	None	None	$10,000-$50,000	Over $100,000

As of November 2, 2020, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by or otherwise had any interest in the Funds’ investment adviser or the principal underwriter or any person controlling, controlled by or under common control with such persons. For these purposes, “immediate family member” includes the Trustee’s or Nominee’s spouse, children residing in the current Trustee’s or Nominee’s household and dependents of the Trustee or Nominee.

As of November 2, 2020, the Trustees and Officers of the Funds owned an aggregate of:

•	less than 1% of the Trust

Compensation of Trustees and Certain Officers

The Trustees of the Trust receive a quarterly retainer fee in the amount of $3,750 and an additional $3,750 for attending each Board meeting. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. None of the Trustees is entitled to receive any retirement, pension plans or deferred compensation benefits from the Trust. Interested Trustees receive the same compensation as Independent Trustees.

For the fiscal year ended December 31, 2019, the Trustees received the following compensation:

Independent Trustees and Nominee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust Paid to Trustees
Lawrence E. Bandi	$38,750	None	None	$38,750
Mark M. Gleason	$38,750	None	None	$38,750
Richard A. Hay	$38,750	None	None	$38,750
Interested Trustee and Nominee
Robert E. Kirkbride	$38,750	None	None	$38,750
J. Christopher Gardill	$38,750	None	None	$38,750

General Information Regarding the Board of Trustees

The Trust is governed by the Board of Trustees, which is responsible for overseeing the operations of the Funds. The Trustees also supervise the operation of the Funds by officers of the Trust. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review each Fund’s investment performance and the quality of other services provided to each Fund and its shareholders by the Funds’ investment adviser, review annually the fees paid to the Funds’ investment adviser and oversee the implementation of the Funds’ compliance program. The Trustees’ role is to provide oversight and not to provide day-to-day management of the Funds.

The Board has all power necessary or convenient to carry out its responsibilities. Consequently, the Board may adopt bylaws providing for the regulation and management of the affairs of the Trust and may amend or repeal them to the extent that such bylaws do not reserve that right to the Trust’s shareholders. The Board may increase or reduce the number of Board members and may, subject to the 1940 Act, fill vacancies on the Board. The Board may also elect and remove such officers and appoint and terminate such agents as they consider appropriate. The Trustees may establish and terminate committees that may exercise the powers and authority of the Board as determined by the Trustees. They may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Board committee and to any agent or employee of the Trust or to any custodian, transfer agent, principal underwriter or other service provider to a Fund.

There were four regular meetings of the Trustees held during the Trust’s fiscal year ended December 31, 2019. Each Trustee attended at least 75% of the meetings each was entitled to attend and also attended at least 75% of the total number of meetings held by all Board committees on which the Trustee served during that fiscal year. Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

If the Nominees are elected at the Meeting, the Board will be comprised of four Independent Trustees and two individuals who are each considered an “interested” Trustee. If the slate of Nominees is approved by shareholders, two-thirds of the Board will be comprised of Independent Trustees.

Any shareholder who wishes to communicate with the Board, or a member of the Board, should send a written communication addressed to the Secretary of the Trust by writing to: WesMark Funds, c/o Perkins Coie LLP, 700 13th Street, N.W., Washington, D.C. 20005. The Secretary of the Trust will forward all such communications received to the Board, or, as applicable, the individual trustee named in the correspondence.

Committees of the Board

The Board has an Audit Committee that considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (Audit Firm). The Audit Committee also meets with the representatives of the Audit Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom is an Independent Trustee, are: Mr. Bandi, Mr. Hay and Mr. Gleason. The Audit Committee met four times during the fiscal year ended December 31, 2019.

The Board has a Nominating Committee that meets periodically to advise and assist the Board in nominating candidates to serve as trustees of the Trust. The Nominating Committee has adopted a Nominating Committee Charter to govern its operation. The members of the Nominating Committee, each of whom is an Independent Trustee, are: Mr. Bandi, Mr. Hay and Mr. Gleason. The Nominating Committee of the Board did not meet during the fiscal year ended December 31, 2019.

The Nominating Committee’s Charter provides that the committee will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular the Board and its Independent Trustees will consider factors, such as each nominee’s integrity, intelligence, collegiality, judgment, skill, business and other experience, diversity, qualification as an Independent Trustee, financial or accounting knowledge, and experience, dedication and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: WesMark Funds, c/o Perkins Coie LLP, 700 13th Street, N.W., Washington, D.C. 20005-3690.

Board Oversight of Risk Management

Consistent with its general oversight responsibilities, the Board oversees risk management of each Fund. As part of its oversight of risks, the Board or its Committees receive and consider reports from a number of parties, such as the Funds’ investment adviser, officers of the Trust and Trust service providers. For example, the Trust’s independent registered public accounting firm reports annually to the Audit Committee on internal control and accounting and financial reporting matters. The Board also meets with the Trust’s Chief Compliance Officer at least quarterly to discuss compliance issues, and the Board receives a written report from the Chief Compliance Officer at least annually that addresses the compliance policies and procedures of the Trust, the Adviser, the Distributor, the Funds’ Administrator and the Funds’ Transfer Agent. In addition, the Independent Trustees meet with the Chief Compliance Officer at least annually in executive session.

The Board also adopts and periodically reviews policies and procedures intended to address risks and monitors efforts to assess the effectiveness of the implementation of the policies and procedures in addressing risks. It is possible, that despite the Board’s oversight of risk, not all risks will be identified, mitigated, or addressed. Further, certain risks may arise that were unforeseen.

Board Leadership Structure

The Chairman of the Board, Mr. Kirkbride, is an Interested Trustee. The Chairman presides at all meetings of the Board at which the Chairman is present. The Chairman exercises such powers as are assigned to him by the Trust’s organizational and operating documents and by the Board of Trustees, which may include acting as a liaison with service providers, Trust officers, attorneys and other Trustees between meetings. The Independent Trustees have appointed Mr. Bandi as the lead Independent Trustee. In his role as lead Independent Trustee, Mr. Bandi presides at the meetings of Independent Trustees. As previously disclosed, Mr. Kirkbride is an Interested Trustee due to his security holdings in WesBanco, Inc., the ultimate parent company of the Funds’ investment adviser. Mr. Kirkbride is not an employee or officer of the Funds’ investment adviser but does serve as a paid consultant to the Executive Loan Committee of WesBanco Bank, Inc. The members of the Board believe that Mr. Kirkbride has served as an effective liaison between the Board and the Funds’ various service providers, including the Funds’ investment adviser, and accordingly believe he serves as an effective Chairman of the Board.

The Board utilizes a committee structure to assist the Board in administering its oversight function that includes an Audit Committee and a Nominating Committee. The Audit Committee and the Nominating Committee are comprised exclusively of Independent Trustees. The committee structure facilitates orderly and efficient communication among the Independent Trustees, Trust management, services providers and the full Board.

The Board has determined it that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Trust, including such matters, the independence of all members of the Audit and Nominating Committees, the number of Funds that comprise the Trust, the net assets of the Trust and the Trust’s business and structure.

Independent Registered Public Accounting Firm Fees and Services

Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm for the Funds. Representatives of Cohen are not expected to be present at the Meeting but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

The following table sets forth the aggregate audit fees, audit-related fees, tax fees and all other fees billed by Cohen & Company, Ltd. for the Trust’s two most recent fiscal years. Aggregate non-audit fees billed by Cohen to the Funds and to the Funds’ investment adviser and its affiliates during the two most recent fiscal years are also shown in the table below.

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2019	$81,000	$0	$18,000	$12,500*
December 31, 2018	$81,000	$0	$18,000	$12,500*

*	Services were provided in connection with conducting Rule 17f-2 examinations and preparing related SEC filings.

The Audit Committee has implemented policies and procedures that require the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm in excess of certain amounts that are pre-approved. The Audit Committee’s policies and procedures also require pre-approval of all audit and non-audit services provided to WesBanco to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for audit fees, audit-related fees and tax Fees in the table are for services pre-approved by the Audit Committee. During the periods indicated in the table above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Shareholder Approval

Election of each Nominee requires a plurality of the votes cast at the Special Meeting by the shareholders of a Fund.

Recommended Shareholder Action

The Board recommends that shareholders of each Fund vote FOR the election of each nominee as a Trustee of the Fund.

ADDITIONAL INFORMATION ON THE TRUST

As of the close of business on the Record Date, November 2, 2020, the Trust had the following shares outstanding per Fund:

WesMark Small Company Growth Fund	7,168,210
WesMark Growth Fund	15,120,119
WesMark Balanced Fund	8,623,200
WesMark Government Bond Fund	22,624,789
WesMark West Virginia Municipal Bond Fund	10,878,067
WesMark Tactical Opportunity Fund	3,811,913
Total Outstanding Shares of Trust Entitled To Vote on the Proposal	68,226,298

Each share has voting rights as stated in this Proxy Statement and is entitled to one vote (and a fractional vote for a fractional share).

Service Providers

Investment Adviser. WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Funds and is located at One Bank Plaza, Wheeling, West Virginia 26003.

Administrator and Transfer Agent. ALPS Fund Services, Inc. is the Funds’ Administrator and Transfer Agent and is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Underwriter/Distributor. ALPS Distributors, Inc. is the Funds’ Distributor and is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Custodian. WesBanco Bank, Inc., serves as the Funds’ Custodian and is located at One Bank Plaza, Wheeling, West Virginia 26003.

Independent Registered Accounting Firm. Cohen & Company, Ltd. serves as the Funds’ Independent Registered Accounting Firm and is located at 1350 Euclid Ave., Suite 800, Cleveland, OH 44115.

Beneficial Owners. Occasionally, the number of shares of a Fund held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of the Record Date, to the best of the knowledge of the Trust, National Financial Services LLC FBO Customers of WesBanco Trust & Investment Services, One Bank Plaza, Wheeling, West Virginia, owned of record, or beneficially owned, 5% or more of any class of the outstanding voting shares of the Trust, as outlined in the following table:

Fund Name	Shares	% of Outstanding Shares
WesMark Small Company Growth Fund	6,793,720	94.78%
WesMark Growth Fund	13,423,022	88.84%
WesMark Balanced Fund	7,680,038	89.06%
WesMark Government Bond Fund	21,305,940	94.46%
WesMark West Virginia Municipal Bond Fund	10,057,664	92.46%
WesMark Tactical Opportunity Fund	3,796,695	99.60%

Insofar as each Fund is aware, as of the Record Date, no person owned, beneficially or of record, more than 25% of the outstanding shares of any class of any Fund, except: National Financial Services LLC FBO Customers of WesBanco Trust & Investment Services, One Bank Plaza, Wheeling, West Virginia.

Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it. WesBanco Trust and Investment Services (“Trust Department”) holds its shares of the Funds as nominee for the benefit of customers of WesBanco Trust & Investment Services. The Trust Department is a division of WesBanco Bank, Inc. and provides fiduciary services to customers of the bank, which may include discretionary investment management of the customer’s assets. The Trust Department intends to seek authorization from the committee of WesBanco Bank, Inc. which supervises fiduciary activities to vote in favor of the Proposal with respect to customers who have granted investment discretion to the Trust Department.

As of the Record Date the percentage of shares owned by the Trust’s Trustees and officers as a group did not exceed 1% of the outstanding shares of any of the Funds.

MORE INFORMATION ON VOTING

General information about Proxy Voting

For the Trust, each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

Proxy Statement Costs

The cost of preparing, printing and mailing the proxy card, notice of meeting and this Proxy Statement and all other costs incurred with the solicitation of proxies will be paid by the Trust. Because the Proposal described in this Proxy Statement will benefit the Trust and its shareholders, the Board has authorized that the cost and expenses described above, including the costs associated with soliciting proxies, be paid by the Funds, whether or not the Proposal is approved. The costs and expenses will be allocated pro rata between each Fund based on average net assets.

Solicitation of Proxies

Officers of the Trust and employees of certain of the Trust’s service providers, without extra compensation, may conduct solicitations personally, by mail, by telephone or by any other electronic means available.

Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Funds and to obtain authorization for the execution of proxies. For those services, they may be reimbursed by the Trust for their expenses to the extent the Trust would have directly borne those expenses.

Currently, if the Trust determines to retain the services of a proxy solicitation firm, the Trust anticipates retaining Broadridge Financial Solutions, Inc. Any proxy solicitation firm engaged by the Trust, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

If a shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy card originally sent with the Proxy Statement in the postage paid envelope provided or via the internet. Should shareholders require additional information regarding the proxy card or a replacement proxy card, they may contact us toll-free at 1-800-864-1013 if you have any questions. Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

Please take a few moments to complete your proxy card promptly. You may vote your shares by completing and signing the enclosed proxy card and mailing the proxy card in the postage paid envelope provided. You also may vote your shares by telephone or via the internet by following the instructions on the enclosed proxy card and accompanying materials.

Telephone Voting

The Trust has arranged to have votes recorded by telephone. Please have the proxy card in hand and call the number on the enclosed materials and follow the instructions. After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Internet Voting

You may also vote over the internet by following the instructions in the enclosed materials. You will be prompted to enter the control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy ballot as a guide. The voting procedures used in connection with internet voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Voting By Broker-Dealers

Shares owned of record by a broker-dealer for the benefit of its customers (“street account shares”) will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) give or authorize the giving of a proxy, as record holder of such shares, to vote such shares in connection with the Proposal. Beneficial owners of street account shares cannot vote at the Meeting. Only record owners may vote at the Meeting.

A “broker non-vote” is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions (but not broker non-votes) will have the same effect as a vote against the Proposal.

Quorum and Voting

Shareholders of the Trust will vote collectively on the election of the Nominees. The presence in person or by proxy of one-third of the Trust’s shares that are entitled to vote constitutes a quorum.

Shares over which broker-dealers have discretionary voting power and shares whose proxies reflect an abstention on the Proposal are all counted as shares present and entitled to vote for purposes of determining whether the required quorum exists for the Proposal. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) give or authorize the giving of a proxy, as record holder of such shares, to vote such shares in connection with the Proposal.

The Nominees must receive a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists, which means that the two Nominees receiving the highest number of affirmative votes cast at the Meeting will be elected.

In the event a quorum is not present or sufficient votes in favor of the Proposal set forth in the Notice of Meeting of Shareholders or is not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment. A vote may be taken on a Proposal in this Proxy Statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

How are votes counted?

The individuals named as proxies on the proxy ballot (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.

With respect to the Nominees, you may direct the proxy holders to vote your shares in the following manner (in each case by checking the appropriate boxes):

•	“FOR ALL” Trustees; or

•	“FOR ALL EXCEPT” certain Trustees for whom you choose to withhold authority to vote; or

•	“WITHHOLD AUTHORITY FOR ALL” Trustees.

If you properly execute and return a proxy card but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of the election of each of the Nominees named in this Proxy Statement for Trustee.

Revoking a Proxy

You may revoke a previously granted proxy at any time before it is exercised by (i) delivering a written notice to the Trust expressly revoking your proxy, or (ii) signing and forwarding to the Trust a later-dated proxy. Granted proxies typically will be voted at the final meeting but may be voted at an adjourned meeting if appropriate.

Shareholder Proposals

The Trust is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Trust or the shareholders. Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.

Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund’s proxy materials for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

Reports to Shareholders and Financial Statements

The Annual Report to shareholders of the Funds dated December 31, 2019 which includes financial statements of the Funds, and the Semi-Annual Report to shareholders of the Funds dated June 30, 2020 have previously been sent to shareholders. Upon request, each Fund’s most recent annual and subsequent semi-annual report (when available) can be obtained at no cost. To request a report for the Trust, please call 1-800-864-1013, write to WesMark Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203, or visit www.wesmarkfunds.com.

To avoid sending duplicate copies of materials to households, the Trust mails only one copy of each report to shareholders having the same address and tax identification number on the Fund’s records, unless the Trust has received contrary instructions from shareholders. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1- 800-864-1013. You may also notify the transfer agent in writing at ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

OTHER MATTERS

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Please vote promptly by signing and dating the enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Board of Trustees.

Todd P. Zerega
Secretary of the Funds

Dated: November 19, 2020

EXHIBIT A

WESMARK FUNDS

NOMINATING COMMITTEE CHARTER

The Nominating Committee (the “Committee”) of each fund which adopts this charter (the “Fund”) shall be composed solely of Directors or Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (individually, an “Independent Trustee” and collectively the “Independent Trustees”). The Board of the Fund shall appoint the members of the Committee and, unless otherwise determined by the Board, the members of the Nominating Committee shall consist of all Independent Trustees. Unless otherwise determined by the Committee, the Chairman of the Independent Trustees shall serve as chair of the Committee.

Meetings. Meetings of the Committee shall be held at such times and places as determined from time to time by the Chair of the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may meet by telephone and may act by unanimous written consent. The Committee may adopt such rules, procedures or policies as it deems appropriate from time to time to facilitate the conduct of its business.

Responsibilities. The Committee shall select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated, which nominees shall be presented to the Board for election, or nomination for election by shareholders, as the case may be. The Committee will consider recommendations from Independent Trustees, officers or employees of any of the Fund’s agents or service providers, counsel to the Fund or shareholders of the Fund. Any person wishing to recommend an individual for consideration should address such request to the Secretary of the Fund and include detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. These factors ordinarily will include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board Responsibilities.

Miscellaneous. The Committee shall have the power, in its discretion, to a) retain and compensate search firms, b) approve the compensation of members of the Committee and c) engage and compensate such other advisers as it deems appropriate.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D27385-S13356

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board recommends that you vote FOR the proposal:

1. To elect two Trustees for the Trust.

Nominees:

01) J. Christopher Gardill
02) Gary J. Madich

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear(s) on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date